-----------------------------
                                             |       OMB APPROVAL         |
                                             | ------------------------   |
                                             | OMB Number:  3235-0060     |
                                             | Expires:  March 31, 2006   |
                                             | Estimated average burden   |
                                             | hours per response... 28.0 |
                                             -----------------------------

                         EFFECTIVE AUGUST 23RD, 2004

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of
                     The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 27, 2004


                          Union Bankshares Company
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Maine                   0-12958                  01-0395131
---------------------------------------------------------------------------
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)

            66 Main Street
            Ellsworth, ME                               04605
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code: (207) 667-2504


                               Not applicable
---------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of New Director

      On September 27, 2004, Union Trust Company (the "Company") announced that Karen Stanley was elected to the Board of Directors of Union Trust Company effective September 27, 2004. The press release announcing the election of Ms. Stanley is attached as Exhibit 99.1 to this Form 8-K.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Union Bankshares Company
                                       ------------------------------------
                                                   (Registrant)

Date August 29, 2004

                                       /s/ Sally J. Hutchins
                                       ------------------------------------
                                                   (Signature)*

                                       Sally J. Hutchins
                                       Senior Vice President, Treasurer and
                                       Clerk

*   Print name and title of the signing officer under her signature.

                              INDEX TO EXHIBITS

Exhibit Number        Exhibit
--------------        -------

99.1                  Press release dated September, 2004